                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("this Amendment"), executed as of March 10, 1998 and effective as of January 1, 1998, is by and among PEGASUS MEDIA & COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"); the undersigned financial institutions, in their capacities as "Lenders" under the Credit Agreement referred to below, and being the "Required Lenders", as defined in the Credit Agreement, for purposes of this Amendment (the "Required Lenders"); and BANKERS TRUST COMPANY, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Lenders and the Agent are parties to a Credit Agreement dated as of December 10, 1997 (the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

         B. The Borrower has requested the amendment of the Credit Agreement to
(1) extend until April 16, 1998 the date as of which the Borrower is required to perfect the security interests in property covered by the Uniform Commercial Code in effect in Puerto Rico, in order to address certain delays in the production of necessary documentation by the applicable governmental authorities in Puerto Rico, (2) permit the issuance of Seller Letters of Credit with expiry dates of up to four (4) years from the date of issuance; and (3) permit PSTH to form a special purpose wholly owned subsidiary to finance Subscriber Acquisition Costs incurred by or on behalf of the DBS Subsidiaries, in exchange for certain commissions, which subsidiary would not be required to provide a guaranty or any other credit support for the Obligations and would not be included as one of the "Subsidiaries" for purposes of calculating the Applicable Margin or the Borrower's compliance with certain financial covenants.

         C. Subject to certain terms and conditions, the Agent and the Required Lenders are willing to agree to such requests, concurrently with the execution of this Amendment.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         I.       Amendments to Credit Agreement.

         Subject to the satisfaction of each of the conditions set forth in
Section III, the Agent and the Required Lenders hereby agree with the Borrower as follows:

         A. Security. Paragraph 6 of Schedule 2.01(a) to the Credit Agreement is hereby amended by deleting the reference to the date "January 31, 1998" and substituting therefor the date "April 16, 1998", thereby extending by 75 days the time within which the Borrower is required to perfect the security interests in property covered by the Uniform Commercial Code, as in effect in Puerto Rico.

         B.       Expiry of Certain Seller Letters of Credit.

         Section 1.02(a)(v) of the Credit Agreement is amended by deleting the first sentence thereof and substituting therefor the following:

         "Each Letter of Credit shall have an expiry date occurring not later than the earlier of the date which is one year from the date of issuance (or, solely with respect to Seller Letters of Credit issued after February __, 1998, four (4) years from the date of issuance) and the date which is ten (10) Business Days prior to the Expiration Date."

         C.       Formation of Special Purpose Subsidiary and Related Matters.

         1.       Formation of Special Purpose Subsidiary.

         Section 7.04(a) of the Credit Agreement is amended to read in its entirety as follows:

                  "(a) Form any subsidiary (other than the Special Purpose Subsidiary) or otherwise change the corporate structure or organization of the Borrower or the Subsidiaries from that set forth in Schedule 4.23, except in connection with, and in accordance with the conditions to, any Permitted Acquisition;

         2.       Limits on Activities of Special Purpose Subsidiary.

         Section 7.09 of the Credit Agreement is amended by changing its title to "Change in Business; Limits on Activities of Special Purpose Subsidiary", and by adding at the end thereof the following:

         "The Special Purpose Subsidiary shall not engage, directly or indirectly, in any business other than that of paying, or reimbursing the DBS Subsidiaries for, Subscriber Acquisition Costs incurred by the DBS Subsidiaries (such payments or reimbursements being referred to collectively herein as the "SAC Payments") in exchange for commissions payable by the DBS Subsidiaries not exceeding $4.17 per month for each affected subscriber to DBS Services (collectively, the "SAC Commissions"), and shall

         (a)      hold no assets other than such funds,

         (b) not incur, create, assume, become or be liable, directly, indirectly or contingently, in any manner with respect to, any Indebtedness or liability (other than liabilities to make SAC Payments accrued in the ordinary course),

         (c) not create, incur, assume, suffer or permit to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets, now or hereafter owned,

         (d) not make any payments or engage in any other transactions, other than SAC Payments and distributions to PSTH,

         (e) not maintain cash on hand and other liquid investments exceeding $3,500,000 in the aggregate at any time, and

         (f) distribute to PSTH (i) all SAC Commissions on a regular basis (and, in any event, no less frequently than every second month) and (ii) any cash or other liquid investments exceeding $3,500,000 ("Excess SAC Cash") no later than thirty (30) Business Days after such excess shall arise.

         3.       Borrower's Investments in  the Special Purpose Subsidiary.

         The definition of "Permitted Investments" set forth in Article XI of the Credit Credit Agreement is amended by deleting the word "and" where it appears after clause (k) thereof, adding a semi-colon after clause (l) thereof and inserting directly thereafter and immediately prior to the period at the end of such definition the following:

         "(m) equity investments by PSTH in the Special Purpose Subsidiary made solely for the purpose of funding SAC Payments and subject to the Special Purpose Subsidiary's obligations to distribute SAC Payments and Excess SAC Cash to PSTH under Section 7.09, and (n) equity investments by the Borrower in PSTH made solely for the purpose of funding the equity investments referred to in clause (m) above"

         4.       Definition of Special Purpose Subsidiary and Related Terms.

         Article XI of the Credit Agreement is further amended by adding thereto, in appropriate alphabetical location, the following new definitions:

         Excess SAC Cash.  See Section 7.09.

         SAC Commissions.  See Section 7.09.

         SAC Payments.  See Section 7.09.

         Special Purpose Subsidiary Pegasus Satellite Development Corporation, a Delaware corporation wholly owned by PSTH and formed for the sole purpose of reimbursing the DBS Subsidiaries for Subscriber Acquisition Costs.

         5.       No Credit Support Provided by Special Purpose Subsidiary.

         Section 2.01(a) is amended to add " (other than the Special Purpose Subsidiary)" after all references to "the Subsidiaries" which appear in subparagraphs (i), (ii), (iii) and (iv) thereof, thereby providing that the Borrower shall not be required to provide a security interest in the assets of the Special Purpose Subsidiary as collateral for the Obligations, but shall remain obligated to cause PSTH to pledge all of the issued and outstanding shares of capital stock of the Special Purpose Subsidiary to secure the Obligations.

         6. Special Purpose Subsidiary Excluded for Certain Financial Covenants and for Pricing Calculations.

         In order to assure that the operations of the Special Purpose Subsidiary are not considered in the calculation of financial covenants under Sections 5.01 through 5.04 or in the calculation of the Applicable Margin:

         (a) Article V of the Credit Agreement is amended by adding " (other than the Special Purpose Subsidiary, except with respect to Section 5.05)" after the reference to "its Subsidiaries" which appears in the preamble thereto; and

         (b) Article XI of the Credit Agreement is amended by adding "(other than the Special Purpose Subsidiary)" after (i) all references to "Subsidiaries" appearing in the definitions of Adjusted EBITDA, Annualized EBITDA, Location Cash Flow, Total Funded Debt and Transaction Costs set forth therein and (ii) all references to "Companies" appearing in the definitions of Current Assets, Current Liabilities, Fixed Charges, Interest Expense, Maintenance Capital Expenditures, Management Fees and Net Income set forth therein.

         7.       Combined Financial Reporting for 1997 Audit.

         Section 6.05(a) of the Credit Agreement is amended to add the following at the end thereof and immediately prior to the semi-colon:

         ", and provided, further, that the annual audited financial statements of the Borrower and its Subsidiaries for the fiscal year ended December 31, 1997 may be provided on a combined and combining basis for all purposes of the forgoing, including without limitation the opinion of the Accountants, in order to include the results of operations of Pegasus Development Corporation, a wholly owned subsidiary of the Parent responsible for funding Subscriber Acquisition Costs prior to January 1, 1998"

         D.       Correction of Leverage Ratio Definition.

         Article XI of the Credit Agreement is further amended by deleting the definition of "PCC Consolidated Leverage Ratio" set forth therein and replacing it with the following:

         PCC Consolidated Leverage Ratio. The meaning given to the term "Indebtedness to Adjusted Operating Cash Flow Ratio" (as applied to indebtedness classified as having been incurred on the basis of such ratio) in the PCC Indenture, as in effect on the date hereof, without giving effect to any amendment thereto after the date hereof (unless the Required Lenders agree in writing, in their sole discretion, that any such amendment shall be given effect for purposes of this Agreement).

         E.       No Further Amendments.

         Except for such amendments, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and is hereby ratified and confirmed by the Borrower.

         II.      Representations, Warranties and Covenants of the Borrower.

         The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

         A. The execution and delivery of this Amendment have been duly authorized by all requisite corporate action on the part of the Borrower.

         B. After giving effect to this Amendment, all warranties and representations set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent they expressly relate to an earlier specified date or are affected by transactions or events occurring after the Closing Date and permitted or not prohibited under the Credit Agreement).

         C. As of the date hereof and since the Closing Date, no event or circumstance has occurred which has had or could have a Material Adverse Effect.

         D. After giving effect to this Amendment, no Default has occurred and is continuing.

         E. None of the Borrower or any of its Affiliates is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity (including without limitation the Parent and the Subsidiaries) in connection with or as a condition to the execution, delivery or performance of this Amendment.

         F. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

         III.     General Conditions.

         The willingness of the Agent and the Required Lenders to agree to the foregoing is subject to the condition that the Borrower shall have executed and delivered to the Agent (or shall have caused to be duly executed and delivered to the Agent by the appropriate persons) the following:

         A.       This Amendment.

         B. True and complete copies of any required stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment, certified by the Secretary of the appropriate company.

         C. Any and all such documents (including additional Security Documents), certificates and opinions as the Agent shall reasonably request with respect to this Amendment and the formation of the Special Purpose Subsidiary and as otherwise required to ensure or evidence compliance by the Borrower with the requirements of Sections 2.01(a)(v) and 2.01(b)(ii) of the Credit Agreement in connection therewith.

         IV.      Miscellaneous.

         A. As provided in the Loan Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

         B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in hand delivery of an original executed counterpart hereof.

                      *The Next Page is the Signature Page*

         IN WITNESS WHEREOF, the Agent, the Borrower and the undersigned Required Lenders have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                     BORROWER:

                     PEGASUS MEDIA & COMMUNICATIONS, INC.



                     By:     /s/ Robert N. Verdecchio
                        -------------------------------------------------
                              Robert N. Verdecchio, Senior Vice President


                     AGENT:

                     BANKERS TRUST COMPANY



                     By:     /s/ Gregory P. Chefrin
                        -------------------------------------------------
                              Name:  Gregory P. Chefrin
                              Title:  Vice President


                     LENDERS:

                     BANKERS TRUST COMPANY



                     By:     /s/ Gregory P. Chefrin
                        -------------------------------------------------
                              Name:  Gregory P. Chefrin
                              Title:  Vice President

                                BANKBOSTON, N.A.



                                By:     /s/ Cindy C. Chen
                                   --------------------------------------
                                        Name:  Cindy C. Chen
                                        Title:  Director

                                 BANQUE PARIBAS



                                  By:     /s/ Lynne S. Randall
                                     ------------------------------------
                                           Name:  Lynne S. Randall
                                           Title:  Director

                                 BANK OF MONTREAL, CHICAGO BRANCH



                                 By:     /s/ R. Encarnacion
                                    -------------------------------------
                                          Name:  R. Encarnacion
                                          Title:  Director

                                  FLEET NATIONAL BANK



                                  By:     /s/ Vincent J. Rivers
                                     --------------------------------------
                                           Name:  Vincent J. Rivers
                                           Title:  Assistant Vice President

                                 IBJ SCHRODER BANK & TRUST COMPANY



                                 By:     /s/ Mark H. Minter
                                    -------------------------------------
                                          Name:  Mark H. Minter
                                          Title:  Managing Director

                       MEESPIERSON CAPITAL CORP.



                       By:     /s/ Claudia J. Chifos
                          ---------------------------------------------------
                                Name:  Claudia J. Chifos
                                Title:  Managing Director



                       By:     /s/ John T. Connors
                          ---------------------------------------------------
                                Name:  John T. Connors
                                Title:  President and Chief Operating Officer

                                  STATE STREET BANK AND TRUST COMPANY



                                  By:     /s/ Hamilton H. Wood, Jr.
                                     ------------------------------------
                                           Name:  Hamilton H. Wood, Jr.
                                           Title:  Vice President

                                  COMPAGNIE FINANCIERE DE CIC
                                  ET DE L'UNION EUROPEENNE



                                  By:/s/ Marcus Edward
                                  ------------------------------------
                                  Name: Marcus Edward
                                  Title: Vice President

                                  By:/s/ Brian O'Leary
                                  ------------------------------------
                                  Name: Brian O'Leary
                                  Title: Vice President

                                  UNION BANK OF CALIFORNIA



                                  By:     /s/ Christine P. Ball
                                    ------------------------------------
                                           Name:  Christine P. Ball
                                           Title:  Vice President